                                                                     Exhibit 4.6

                              UNILAB CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

               60,000,000 SHARES OF COMMON STOCK, $.01 PAR VALUE

Number                                                         Shares
UL
                                                               CUSIP 904763 20 8

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

                THIS CERTIFIES THAT


                Is the Owner of

                FULLY-PAID AND NONASSESSABLE VOTING SHARES OF THE COMMON STOCK $.01 PAR VALUE OF UNILAB CORPORATION

        transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. The shares represented by this certificate are subject to the provisions of the Corporation's Certificate of Incorporation and Bylaws, and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

          In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


  /s/ David W. Gee               [SEAL]               /s/ Robert E. Whalen
------------------                                    --------------------
EXECUTIVE VICE PRESIDENT,                             CHAIRMAN OF THE BOARD,
SECRETARY AND GENERAL                                 PRESIDENT AND CHIEF
COUNSEL                                               EXECUTIVE OFFICER

        Countersigned and Registered:  FIRST UNION NATIONAL BANK
                                       Transfer Agent and Registrar
                                       By
                                            Authorized Signature
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                              UNILAB CORPORATION

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common


                         UNIF GIFT MIN ACT- _______ Custodian _______
                                            (Cust)            (Minor)
                                            under Uniform Gifts
                                            to Minors Act ___________
                                                            (State)

        Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

            FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto


_______________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________


Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________
____________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________ __, 20__.         X___________________________________________


Signature Guaranteed:              X___________________________________________
                                   NOTICE: The signature(s) to this assignment must correspond with the named(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


_______________________________
IMPORTANT: SIGNATURE(S) MUST BE
GUARANTEED BY A FIRM WHICH IS
A MEMBER OF A REGISTERED
NATIONAL STOCK EXCHANGE, OR BY
A COMMERCIAL BANK OR A TRUST
COMPANY.

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